UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2024

VEMANTI GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-56266	46-5317552
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7545 Irvine Center Dr., Ste 200, Irvine, CA	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 559-7200

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On April 5, 2024, Vemanti Group, Inc., a Nevada corporation (the “Company”), ) filed a Current Report on Form 8-K with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the consummation of the transactions contemplated by that certain Share Exchange Agreement (the “Share Exchange Agreement”), dated April 1, 2024, by and among the Company, Mr. Tan Tran, as the sole holder of the Company’s Series A Preferred Stock, par value $0.0001 (the “Series A Preferred Stock”), VinHMS Pte. Ltd., a Singapore private company limited by shares (“VinHMS”), and Mr. Hoang Van Nguyen and Asian Star Trading & Investment Pte. Ltd. (“Asian Star”), the sole shareholders of VinHMS (the “Shareholders”). Pursuant to the Share Exchange Agreement, on the Closing Date Mr. Tran contributed all of his shares of Series A Preferred Stock to the Company in exchange for eight hundred thousand (800,000) newly issued shares of the Company’s Series B Convertible Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”) and the Shareholders transferred all the issued and outstanding shares of VinHMS to the Company in exchange for (i) the issuance of nine million two hundred thousand (9,200,000) newly issued shares of Series B Preferred Stock, which shares were issued pro rata to each Shareholder based on their VinHMS shareholdings, and (ii) the issuance to the Shareholders of all forty million (40,000,000) authorized shares of Series A Preferred Stock, which shares were issued pro rata to each Shareholder based on their VinHMS shareholdings. As a result of these transactions, VinHMS is now a wholly-owned subsidiary of the Company and, due to the Shareholders’ collective ownership of (i) all of the issued and outstanding Series A Preferred Stock, each share of which carries ten (10) votes for each share of Common Stock outstanding, and (i) 92% of the issued and outstanding Series B Preferred Stock, each share of which carries twenty-six (26) votes for each share of Common Stock outstanding, the Shareholders now have beneficial control of the Company and have voting control over any shareholder vote.

This Current Report on Form 8-K/A is being filed to amend the Form 8-K filed by the Company with the SEC on April 5, 2024, to provide the financial statements and pro forma financial information described below, in accordance with the requirements of Item 9.01 of Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

In accordance with Item 9.01(a), VinHMS’s (i) audited balance sheets, inclusive of VinHMS’s predecessor entity, as of December 31, 2023 and 2022 and statement of operations, statement of changes in members’ equity and statement of cash flows for the years ended December 31, 2023 and 2022 are filed with this Report as Exhibit 99.2 and (ii) balance sheet as of March 31, 2024 (unaudited) and statement of operations, statement of changes in members’ equity and statement of cash flows for the three months ended March 31, 2024 are filed with this Report as Exhibit 99.3 and incorporated herein by reference.

(b)	Pro Forma Financial Information.

In accordance with Item 9.01(b), the Company’s pro forma unaudited condensed combined financial statements for the fiscal year ended December 31, 2023 and for the three months ended March 31, 2024 are filed with this Report as Exhibit 99.4 and incorporated herein by reference.

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(d)	Exhibits.

Exhibit No.	Description

99.2

Audited balance sheets as of December 31, 2023 and 2022 and statement of operations, statement of changes in members’ equity and statement of cash flows for the years ended December 31, 2023 and 2022 for VinHMS Pte. Ltd (and its predecessor entity).

99.3

Balance sheets as of March 31, 2024 (unaudited) and statement of operations, statement of changes in members’ equity and statement of cash flows for the three months ended March 31, 2024 for VinHMS Pte. Ltd.

99.4	Proforma unaudited condensed combined financial statements for the year ended December 31, 2023, and for the three months ended March 31, 2024

104	Inline XBRL for the cover page of this Current Report on Form 8-K

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VEMANTI GROUP, INC.

Dated: June 10, 2024	By:	/s/ Tan Tran
Name: Tan Tran
Title: Chief Strategy Officer

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